SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934





Date of Report (Date of earliest event reported):  July 9, 1999


                          ON STAGE ENTERTAINMENT, INC.
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             (Exact name of registrant as specified in its charter)


         Nevada                       0-92402                    88-0214292
----------------------------     ---------------------       -------------------
(State or Other Jurisdiction     (Commission File No.)       (I.R.S. Employer
       of Incorporation)                                    Identification No.)


      4625 West Nevso Drive, Las Vegas, Nevada              89103
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   (Address of Principal Executive Offices)               (Zip Code)

Registrant's telephone number, including area code            (702) 253-1333
                                                    ----------------------------

                                    N/A
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         (Former Name or Former Address, if Changed Since Last Report.)






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Item 5.   Other Events

         On July 9, 1999, On Stage Entertainment, Inc. (the "Company") issued a press release announcing that its President and Chief Operating Officer, David Hope, has resigned from the Company to pursue other interests. The Company also announced that Mr. Hope will continue to provide certain consulting services for the Company with regard to its strategic alternatives, in a part time capacity. A copy of the press release is attached to this Current Report on Form 8-K as
Exhibit 99.1.

         Item 7.       Financial Statements and Exhibits

         The following exhibit is filed as part of this Current Report on Form 8-K.

         Exhibit No.                Description

         99.1                       Press release dated July 9, 1999






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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: July 9, 1999               ON STAGE ENTERTAINMENT, INC.
                                 (Registrant)


                             By: /s/ John W. Stuart
                                 ---------------------------------
                                 John W. Stuart
                                 Chairman of the Board and
                                 Chief Executive Officer




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                                  EXHIBIT INDEX


Exhibit No.                Description

99.1                       Press release dated July 9, 1999



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